SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Reported Events November 23, 1998




                                  ISRAMCO, INC.
                                  -------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                                    --------
                            (State of Incorporation)

               1770 St. James Place, Houston, Texas 7705  Suite 607
               ----------------------------------------------------
                          (Address of principal executive offices)

                                  713-621-3882
                                  ------------
                               (Telephone number)

               0-12500                                   13-3145265
               -------                                   ----------
          Commission File No.                        IRS Employer ID No.

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     On November 23, 1998 the firm of Hein + Associates LLP, the Company's principal auditors resigned. The Audit Committee of the Board of Directors is presently having discussions with other auditing firms for appointment as the Company's auditors.

     There exists no disagreements between the Company and Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

Item 5. Other Events
        ------------

     The Company has received a Nasdaq Delisting Notice for its Class A and Class B Warrants on the Nasdaq SmallCap Market. The reason for delisting of the Class A and Class B Warrants stated by Nasdaq Listing Qualifications was the failure of the Company's Warrants to maintain a minimum of two active market makers. To be eligible for continual listing, all securities must maintain a new minimum of two active market makers.

     The Company does not intend to appeal this decision by Nasdaq.

Item 7. Exhibits
        --------

     Exhibit A - Letter of Hein + Associates LLP.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Isramco, Inc.
                                            (registrant)


  November 24, 1998                         By: /s/ Haim Tsuff
---------------------                          ---------------------------------
    (date)                                     Haim Tsuff
                                               Chairman of the Board


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